UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2019

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1

1786 PB Den Helder, The Netherlands

(Address of principal executive offices)

+31 (0)22 367 0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Frank’s International N.V. (the “Company”) held a special meeting of its common shareholders (the “Special Meeting”) on January 15, 2019. At the Special Meeting, the Company’s shareholders were requested to approve the increase of the number of supervisory directors from 8 to 9 members, and to elect Melanie Montague Trent to serve on the Supervisory Board for a term of office beginning on January 15, 2019 and expiring at the Company’s 2019 annual general meeting of shareholders or until her successor is elected and qualified or upon the earlier of her death, disability, resignation or removal. At the close of business on December 18, 2018, the record date for the Special Meeting, 224,289,902 shares of the Company’s common stock were entitled to vote at the Special Meeting. The following are the final voting results on the proposal considered and voted upon at the Special Meeting, which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 11, 2018.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Melanie M. Trent	139,601,304	96,827	6,530	—

Upon her election, Ms. Trent was appointed to the Audit Committee of the Supervisory Board.

In connection with Ms. Trent’s election, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with her. The Indemnification Agreement provides, to the fullest extent permitted by the Company’s Articles of Association dated May 19, 2017, as amended, and the law of The Netherlands, that the Company will indemnify Ms. Trent against any and all liabilities, claims, judgments, fines, penalties, interest and expenses, including attorney’s fees, incurred in connection with any expected, threatened, pending or completed action, investigation or other proceeding, whether civil, criminal or administrative, involving her by reason of her position as Supervisory Director. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: January 16, 2019	By:	/s/ JOHN SYMINGTON
Name: John Symington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer